SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 17, 2004

Husker Ag, LLC

(Exact name of Registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

54048 Highway 20 Plainview, Nebraska		68769
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 582-4446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01 Other Events

Husker Ag Letter to Members

On December 17, 2004, the Company mailed a letter to each of its members providing them with certain information related to the possible tax consequences of owning a membership interest in Husker Ag during 2004. A copy of this letter is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9. 01 Financial Statements and Exhibits

Exhibit 99.1	Letter from the Company to each of its members.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Dated: December 21, 2004	By:	/s/ Fredrick J. Knievel
Fredrick J. Knievel, Chairman of the Board